UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 8, 2005

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

SL Green Realty Corp. (NYSE: SLG) reported that its Board of Directors has declared a dividend of $0.54 per common share for the quarter ending September 30, 2005. The dividend is payable October 14, 2005 to shareholders of record on the close of business on September 30, 2005.

The Company’s Board of Directors also declared dividends on the Company’s Series C and D Preferred Stock for the period July 15, 2005 through and including October 14, 2005, of $0.4766 and $0.4922 per share, respectively. Dividends are payable October 14, 2005 to shareholders of record on the close of business on September 30, 2005. Distributions reflect the regular quarterly distributions, which are the equivalent of an annualized distribution of $1.9064 and $1.9688, respectively.

Item 9.01.	Financial Statements and Exhibits

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

	By:	/S/ Gregory F. Hughes
	Name:	Gregory F. Hughes
	Title:	Chief Financial Officer

Date: September 14, 2005